UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 April 29, 2005

                              --------------------

                          COLLEGE OAK INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                       333-116890             30-0226902
            ------                       ----------             ----------
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

                                20022 Creek Farm
                            San Antonio, Texas 78259
          (Address of Principal Executive Offices, including Zip Code)

                                 (210) 418-5177
              (Registrant's telephone number, including area code)

                          16161 College Oak, Suite 101,
                            San Antonio, Texas 78249
  (Former Address of Principal Executive Offices, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

      On April 29, 2005, the board of directors of College Oak Investments, Inc. ("College Oak") granted stock options (the "Options") to seven (7) persons, exercisable for up to an aggregate of 12,950,000 shares of College Oak's common stock, par value $.001 per share. The Options were granted pursuant to Agreements, the form of which is filed as Exhibit 99.1 hereto and which is incorporated by reference herein. The Options are immediately exercisable at an exercise price of $.05 per share and will expire on April 28, 2010. The Options were granted as an inducement to retain management and for services rendered to College Oak by the following persons:

      Name of Optionee          Relationship to College Oak     No. of Shares Underlying Option
      ----------------          ---------------------------     -------------------------------
      Barrie Damson             Director & Officer Designate               6,000,000
      Alan Gaines               Director/Officer                           6,000,000
      Steven Barrenechea        Director/Officer                             250,000
      Richard d'Abo             Director Designate                           250,000
      Wayne Brannan             None                                         250,000
      Carey Birmingham          Director/Officer                             100,000
      David Loev                None                                         100,000

Item 9.01. Exhibits.

Exhibits        Description
--------        -----------

99.1            Form of Stock Option Agreement

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        COLLEGE OAK INVESTMENTS, INC.


DATE: May 2, 2005                       By: /s/ Carey G. Birmingham
                                            ------------------------------------
                                        Name:  Carey G. Birmingham
                                        Title: President

                                  Exhibit Index

Exhibit No.             Description
-----------             -----------

  99.1                  Form of Stock Option Agreement